FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of October 30, 2020 (this “First Amendment”), by and among Infrastructure and Energy Alternatives, Inc., as Holdings, IEA Intermediate Holdco, LLC, as Intermediate Holdings, IEA Energy Services LLC, as the Borrower, the Subsidiary Guarantors party hereto, Jefferies Finance LLC, as Administrative Agent and as Collateral Agent, KeyBank National Association, as the Revolving Agent, an Issuing Bank and a Revolving Lender, the other Revolving Lenders and the financial institutions party hereto as incremental lenders (the “Incremental Lenders”).

PRELIMINARY STATEMENTS

A.    Holdings, Intermediate Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Revolving Agent, the Collateral Agent, the Issuing Banks and the Lenders party thereto are party to that certain Credit and Guarantee Agreement, dated as of September 25, 2018 (as amended and restated as of November 2, 2018, as amended and restated as of November 16, 2018, as amended and restated as of May 20, 2019 and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B.    The Borrower has requested, and the Revolving Agent, the Revolving Lenders and the Incremental Lenders have agreed, to amend certain terms of the Credit Agreement to (i) increase the aggregate principal amount of Revolving Commitments by $25,000,000 (the “2020 Incremental Revolving Commitments”) and (ii) make certain additional amendments to the Credit Agreement, in each case, as provided in Section 2 hereof upon the terms and subject to the satisfaction of the conditions set forth herein and effective as of the First Amendment Effective Date (as defined below).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2.    2020 Incremental Revolving Commitments.

(a)    Each Incremental Lender hereby severally agrees to provide a 2020 Incremental Revolving Commitment to the Borrower effective as of the First Amendment Effective Date in the principal amount set forth opposite such Incremental Lender’s name on the 2020 Incremental Revolving Commitment Schedule (as defined below) and which, collectively, shall be a sum equal to an aggregate principal amount of $25,000,000. On and after the First Amendment Effective Date, the 2020 Incremental Revolving Commitments provided pursuant to this First Amendment shall be added to (and thereupon constitute) “Initial Revolving Commitments” and “Revolving Commitments” under the Credit Agreement for all purposes therein and in the other Loan Documents and shall be subject to all of the same terms and conditions set forth in the Credit Agreement with respect to the Initial Revolving Commitments and Revolving Commitments (each as amended hereby). The Incremental Lenders, the Borrower, the Administrative Agent, the Collateral Agent, the Revolving Agent and the other Revolving Lenders agree that the 2020 Incremental Revolving Commitments are (i) subject to the same terms as the Initial Revolving Commitments, as amended by this First Amendment, (ii) guaranteed by the Guarantors, and (iii) secured on an equal priority basis by the same Collateral securing, in each case, the existing Revolving Commitments under the Credit Agreement as in effect immediately prior the effectiveness of this First Amendment.

(b)    Each Incremental Lender (i) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Revolving Agent or any other Revolving Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this First

Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) appoints and authorizes the Administrative Agent, the Revolving Agent and the Collateral Agent to take such actions as agent on its behalf and to exercise such powers and discretion under the Credit Agreement (as amended by this First Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, the Revolving Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are incidental thereto; and (iii) agrees that it will be bound by the provisions of the Credit Agreement (as amended by this First Amendment) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement (as amended by this First Amendment) are required to be performed by it as a Lender.

(c)    Upon the occurrence of the First Amendment Effective Date, (i) each Lender with a Revolving Commitment under the Credit Agreement as in effect immediately prior to the effectiveness of this First Amendment (each, an “Existing Lender”) will automatically and without further action be deemed to have assigned to each Incremental Lender in respect of the 2020 Incremental Revolving Commitments, and each such Incremental Lender will automatically and without further action be deemed to have assumed, a portion of such Existing Lender’s participations under the Loan Documents in outstanding Swing Line Loans and Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Loan Documents in Swing Line Loans and Letters of Credit held by such Incremental Lender in respect of its 2020 Incremental Revolving Commitments will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Incremental Lender’s 2020 Incremental Revolving Commitments (with such existing participation in such Swing Line Loans and Letters of Credits by Existing Lenders to be assigned on a pro rata basis to such Incremental Lenders determined on a Swing Line Loans and Letter of Credit by Swing Line Loans and Letter of Credit basis) and (ii) if, on such date, there are any Revolving Loans outstanding, each of the Existing Lenders shall be deemed to assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the Existing Lenders, at par, such interests in the Revolving Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the percentage of the aggregate Revolving Loans held by each Incremental Lender in respect of its 2020 Incremental Revolving Commitment will equal the percentage of the aggregate Revolving Commitments of all Lenders represented by such Incremental Lender’s 2020 Incremental Revolving Commitment (with such assignments to be made on a pro rata basis to such Incremental Lenders determined on a Revolving Loan by Revolving Loan basis) and, in connection with the foregoing clauses (i) and (ii) the Existing Lenders and the Incremental Lenders will make adjustments among themselves, and payments to each other as needed, with respect to participations under the Loan Documents in outstanding Swing Line Loans and Letters of Credit, outstanding Revolving Loans and interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Revolving Agent, in order to effect the foregoing; provided that regularly accruing interest and fees through the Effective Date (as well as amounts owing to any Lender pursuant to Sections 2.11, 2.12, 3.01, 4.04 and 11.06 of the Credit Agreement or similar provisions pursuant to the other Loan Documents) shall be retained by the respective Lenders to which such amounts were owing and shall not be subject to the assignments sold and purchased as otherwise required hereby.

(d)    From and after the First Amendment Effective Date, each Incremental Lender (i) shall be obligated to provide its 2020 Incremental Revolving Commitments as provided in this First Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement (as amended nu this First Amendment) and (ii) to the extent provided in this First Amendment, shall have the rights and obligations of a Revolving Lender and a Lender under the Credit Agreement (as amended by this First Amendment) and under the other applicable Loan Documents.

(e)    The Revolving Agent has prepared a schedule attached hereto as Annex I (the “2020 Incremental Revolving Commitment Schedule”), which sets forth the 2020 Incremental Revolving Commitments of each of the Incremental Lenders. Each Incremental Lender is a signatory to this First Amendment and shall constitute a Lender under, and as defined in, the Credit Agreement (as amended by this First Amendment).

SECTION 3.    Amendments to the Credit Agreement.    Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, on and as of the First Amendment Effective Date:

(a)    The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(i)    deleting clause (c) appearing therein in its entirety and inserting the following in lieu thereof:

“with respect to Revolving Loans or Swing Line Loans, (i) prior to the First Amendment Effective Date, a percentage per annum equal to (x) for LIBOR Loans, 4.25% and (y) for Base Rate Loans, 3.25%, (ii) on and after the First Amendment Effective Date and until delivery of the financial statements for the Fiscal Quarter ending December 31, 2020 pursuant to Section 7.01(b), a percentage per annum equal to (x) for LIBOR Loans, 2.75% and (y) for Base Rate Loans, 1.75% and (iii) thereafter, for any day, the applicable percentage per annum set forth below, as determined by reference to the First Lien Net Leverage Ratio as of the last day of the most recently ended consecutive four Fiscal Quarter period, as set forth in the most recent Compliance Certificate delivered pursuant to Section 7.02(b):

Pricing Level	First Lien Net Leverage Ratio	LIBOR Loans	Base Rate Loans
1	Less than 1.00:1.00	2.50%	1.50%
2	Less than 2.00:1.00 but greater than or equal to 1.00:1.00	2.75%	1.75%
3	Less than 3.00:1.00 but greater than or equal to 2.00:1.00	3.00%	2.00%
4	Less than 3.50:1.00 but greater than or equal to 3.00:1.00	3.25%	2.25%
5	Greater than or equal to 3.50:1.00	3.50%	2.50%

”

(ii)    adding the following after the last sentence appearing therein:

“Any increase or decrease in the Applicable Margin resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that at the option of the Required Revolving Lenders, “Pricing Level 5”, in respect of the Revolving Loans or Swing Line Loans shall apply without regard to the First Lien Leverage Ratio (I) at any time after the date on which any annual or quarterly financial statement was required to have been delivered pursuant to Section 7.01(a) or Section 7.01(b) but was not delivered (or the Compliance Certificate related to such financial statement was required to have been delivered pursuant to Section 7.02(b) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statement is delivered (or, if such day is a later date, the first Business Day immediately following the date on which such Compliance Certificate related to such financial statement is delivered) or (II) at all times if an Event of Default shall have occurred and be continuing.”

(b)    The definition of “Initial Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence appearing therein and inserting “The aggregate amount of the Initial Revolving Commitments as of the First Amendment Effective Date is $75,000,000” in lieu thereof;

(c)    The definition of “LIBOR Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso appearing in sub-clause (b) appearing therein and inserting “provided that, (i) with respect to Term Loans, to the extent the LIBOR Rate would be less than zero, the LIBOR Rate shall be deemed to be zero and (ii) with respect to Revolving Loans or Swing Line Loans, to the extent the LIBOR Rate would be less than 0.50%, the LIBOR Rate shall be deemed to be 0.50%” in lieu thereof;

(d)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Third Amended and Restated Credit and Guarantee Agreement, dated as of October 30, 2020, by and among Holdings, Intermediate Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Collateral Agent, the Revolving Agent and the Revolving Lenders.

“First Amendment Effective Date” shall mean the “First Amendment Effective Date” as set forth in the First Amendment.

“Unused Commitment Fee Rate” shall mean, for any relevant date, (i) prior to the First Amendment Effective Date, 0.50% per annum, (ii) on and after the First Amendment Effective Date and until delivery of the financial statements for the Fiscal Quarter ending December 31, 2020 pursuant to Section 7.01(b) 0.40% per annum, and (iii) thereafter, the applicable percentage per annum set forth below, as determined by reference to the First Lien Net Leverage Ratio as of the last day of the most recently ended consecutive four Fiscal Quarter period, as set forth in the most recent Compliance Certificate delivered pursuant to Section 7.02(b):

Unused Commitment Fee Rate
Pricing Level	Senior Secured Net Leverage Ratio	Applicable Unused Commitment Fee Rate
1	Less than 1.00:1.00	0.35%
2	Less than 2.00:1.00 but greater than or equal to 1.00:1.00	0.40%
3	Less than 3.00:1.00 but greater than or equal to 2.00:1.00	0.45%
4	Less than 3.50:1.00 but greater than or equal to 3.00:1.00	0.50%

Any increase or decrease in the Unused Commitment Fee Rate resulting from a change in the First Lien Net Leverage Ratio shall become effective as of the first Business Day immediately following the date the applicable Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that at the option of the Required Revolving Lenders, “Pricing Level 4” shall apply without regard to the First Lien Net Leverage Ratio (x) at any time after the date on which any annual or quarterly financial statement was required to have been delivered pursuant to Section 7.01(a) or Section 7.01(b) but was not delivered (or the Compliance Certificate related to such financial statement was required to have been delivered pursuant to Section 7.02(b) but was not delivered), commencing with the first Business Day immediately following such date and continuing until the first Business Day immediately following the date on which such financial statement is delivered (or, if such day is a later date, the first Business Day immediately following the date on which such Compliance Certificate related to such financial statement is delivered) and indicates that “Pricing Level 1”, “Pricing Level 2” or “Pricing Level 3” shall apply or (y) at all times if an Event of Default shall have occurred and be continuing.”

(e)    Section 3.01 of the Credit Agreement is hereby amended by deleting clause (e) appearing therein in its entirety and inserting the following in lieu thereof:

“The Borrower shall pay to the Revolving Agent a fee (the “Unused Commitment Fee”) for the account of     each Revolving Lender (excluding any Defaulting Lender) in an amount equal to the Unused Commitment Fee Rate             multiplied by the actual daily amount by which the aggregate Revolving Commitments of all Revolving Lenders exceeds the Revolving Exposure of all Revolving Lenders, subject to adjustment pursuant to Section 2.14. The Unused Commitment Fee shall accrue at all times during the applicable Revolving Availability Period, including at any time during which one or more of the conditions in Article VI is not met, and shall be due and payable in arrears (i) on the last Business Day of each Fiscal Quarter of the Borrower during the applicable Revolving Availability Period, commencing on the first such date to occur after the Original Closing Date, and (ii) on the last day of the applicable Revolving Availability Period.”

(f)    Section 3.01(f) of the Credit Agreement is hereby amended by deleting the text “in clause (b)(ii) of the definition of “Applicable Margin”” appearing therein and inserting “for LIBOR Loans in clause (c) of the definition of “Applicable Margin”” in lieu thereof.

(g)    The portion of Schedule II to the Credit Agreement setting forth the Initial Revolving Commitments of each Revolving Lender is hereby amended and restated in its entirety as set forth in Annex II hereto.

SECTION 4.    Representations and Warranties. As of the First Amendment Effective Date, each Loan Party hereby jointly and severally represents and warrants:

(a)    as of the First Amendment Effective Date and after giving effect to the entry of this First Amendment and the 2020 Incremental Revolving Commitments, no Default or Event of Default shall have occurred and be continuing; and

(b)    after giving effect to the entry of this First Amendment and the 2020 Incremental Revolving Commitments, each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly related to an earlier date in which case such representation and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 5.    Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived by the Revolving Agent) (such date, the “First Amendment Effective Date”):

(a)    the Revolving Agent shall have received this First Amendment, executed and delivered by Holdings, Intermediate Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Revolving Agent, the Collateral Agent, the Revolving Lenders and the Incremental Lenders;

(b)    the Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date signed by the Secretary or any Assistant Secretary of such Loan Party and attested to by an Authorized Officer of such Loan Party, with the following insertions and attachments: (i) certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar organizational document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar organizational document of each Loan Party certified as being in full force and effect on the First Amendment Effective Date (or a certification that there has been no amendment to such documents since the Original Closing Date), (ii) resolutions of the board of directors or similar governing body of each Loan Party approving, authorizing and ratifying the execution, delivery and performance of this First Amendment, the Credit Agreement and the other Loan Documents to which it is a party, certified as of the First Amendment Effective Date as being in full force and effect without modification or amendment; and (iii) a good standing certificate dated as of a recent date for each Loan Party from its jurisdiction of organization;

(c)    after giving effect to the entry of this First Amendment on the First Amendment Effective Date and the 2020 Incremental Revolving Commitments, no Event of Default shall have occurred and be continuing on the First Amendment Effective Date;

(d)    the First Lien Net Leverage Ratio after giving effect to the entry of this First Amendment on the First Amendment Effective and the 2020 Incremental Revolving Commitments, calculated on a Pro Forma Basis as of the most recently completed Measurement Period assuming that the Revolving Facility is fully drawn and the proceeds of the Incremental Revolving Commitments are not included as Net Cash for the purposes of such calculation, is no greater than 2.67:1.00;

(e)    the Administrative Agent shall have received a customary certificate dated the First Amendment Effective Date and signed on behalf of the Borrower by the chairman of the board, the chief executive officer, the president, the treasurer, the chief financial officer or any vice president of the Borrower, certifying on behalf of the Borrower that (i) the conditions set forth in clauses (c) and (d) of this Section 5 have been satisfied or waived on such date (other than any certification that any such conditions have been satisfied or waived to the extent subject to the satisfaction of the Revolving Agent) and (ii) each of the representations and warranties made by any Loan Party set forth in Section 4 of this First Amendment shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly related to an earlier date in which case such representation and warranties shall be true and correct in all material respects as of such earlier date;

(f)    the Revolving Agent shall have received a solvency certificate from the chief financial officer or similar financial officer of the Borrower substantially in the form of Exhibit J to the Credit Agreement, which certifies that Holdings and its Restricted Subsidiaries, on a consolidated basis, are, and immediately after giving effect to the entry of this First Amendment on the First Amendment Effective Date and the incurrence of the 2020 Incremental Revolving Commitments, will be, Solvent;

(g)    the Revolving Agent shall have received at least three (3) Business Days prior to the First Amendment Effective Date (or such shorter period agreed to by the Revolving Agent in its sole discretion) (i) all documentation and other information about the Loan Parties reasonably requested by it in writing at least five (5) calendar days prior to the First Amendment Effective Date in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (ii) a certificate regarding beneficial ownership as required by 31 C.F.R. § 1010.230 with respect to the Borrower which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association; and

(h)    all fees and expenses due and payable on or prior to the date hereof under the Credit Agreement or any other Loan Document, including reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid on or prior to the date hereof by the Borrower under the Credit Agreement or any other Loan Document or engagement letter, shall have been paid.

SECTION 6.    Reaffirmation; Reference to and Effect on the Credit Agreement.

(a)    This First Amendment shall amend the requirements of the Credit Agreement as set forth herein, with the parties hereby agreeing that there is no novation of the Credit Agreement and from and after the effectiveness of this First Amendment, the rights and obligations of the parties under the Credit Agreement shall be subsumed and governed by the Credit Agreement (as amended by this First Amendment). From and after the effectiveness of this First Amendment, the “Obligations” and “Secured Obligations” under, and each as defined in, the Credit Agreement shall continue as Obligations and Secured Obligations under the Credit Agreement (as amended by this First Amendment).

(b)    Each Loan Party that is party hereto hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment. Each Loan Party that is party hereto acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(c)    On and after the effectiveness of this First Amendment, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import refers to the Credit Agreement (as amended by this First Amendment) and (ii) this First Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 7.    Loan Party Reaffirmation and Consent.

(a)    Each Loan Party party hereto hereby consents to the terms and conditions of this First Amendment.

(b)    Each Loan Party hereby acknowledges and agrees that, after giving effect to this First Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this First Amendment, are reaffirmed, and remain in full force and effect.

(c)    After giving effect to this First Amendment, each Loan Party reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Creditors under each of the Security Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement (as amended by this First Amendment), and shall continue to secure the Secured Obligations (after giving effect to this First Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement (as amended by this First Amendment), and the other Loan Documents.

SECTION 8.    Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.    Successors. The terms of this First Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 10.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 12.08 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

SECTION 11.    Post-Closing Covenant. No later than five (5) Business Days after the First Amendment Effective Date (or such later date as the Revolving Agent may reasonably agree), the Revolving Agent shall have received a legal opinion of (i) Jones Walker LLP, special counsel to the Loan Parties in New York and Delaware, (ii) Foley & Lardner LLP, local counsel in California, Illinois, and Wisconsin, (iii) Snell & Wilmer L.L.P., local counsel in Colorado, (iv) Ice Miller L.L.P, local counsel in Indiana, (v) Shumaker, Loop & Kendrick, LLP, local counsel in Michigan and North Carolina, and (vi) Albright, Stoddard, Warnick & Albright, P.C., local counsel in Nevada, which opinion, in each case, shall be addressed to the Revolving Agent and the Revolving Lenders and in form and substance reasonably satisfactory to the Revolving Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS:

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.,
a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer & Treasurer

INTERMEDIATE HOLDINGS:

IEA INTERMEDIATE HOLDCO, LLC,
a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer & Treasurer

BORROWER:

IEA ENERGY SERVICES LLC,
a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer & Treasurer

SUBSIDIARY GUARANTORS:

IEA CONSTRUCTORS, LLC, a Wisconsin limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

IEA ENGINEERING LLC, a Michigan limited liability company

By: /s/ Alan M. Downes
Name: Alan M Downes
Title: President, Treasurer, & Secretary

IEA ENGINEERING NORTH CAROLINA, LLC, a North Carolina limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

WHITE CONSTRUCTION, LLC, an Indiana limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

WHITE CONSTRUCTION ENERGY SERVICES, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

BIANCHI ELECTRIC, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

IEA EQUIPMENT MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President & Chief Financial Officer

IEA MANAGEMENT SERVICES, INC., a Delaware corporation

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer & Treasurer

CONSOLIDATED CONSTRUCTION SOLUTIONS I LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

CONSOLIDATED CONSTRUCTION SOLUTIONS II LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President & Treasurer

MEADOW VALLEY PARENT CORP., a Delaware corporation

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President & Treasurer

MEADOW VALLEY CORPORATION, a Nevada corporation

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President

WILLIAM CHARLES, INC., a Nevada corporation

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President

AMERICAN CIVIL CONSTRUCTORS LLC, a Colorado limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

AMERICAN CIVIL CONSTRUCTORS WEST COAST LLC, a California limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

SAIIA HOLDINGS LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President & Treasurer

SAIIA CONSTRUCTION COMPANY LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Vice President & Treasurer

IEA HOLDCO 1, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

JOHNSTON QUARRY HOLDINGS LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

EAST STATE STONE LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

PORTER’S STONE, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

BELVIDERE STONE, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

WILLIAM CHARLES CONSTRUCTION COMPANY, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

RAGNAR BENSON, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

ROCKFORD BLACKTOP CONSTRUCTION, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

JOHN’S STONE, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

PORTER BROTHERS, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

ILLINOIS CCDD OPERATING, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

ENVIRONMENTAL CONTRACTORS, LLC, an Illinois limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

FOREST CITY LOGISTICS, LLC, a Delaware limited liability company

By: /s/ Gil Melman
Name: Gil Melman
Title: Vice President, General Counsel, Assistant Secretary

STRUCTORS, INC., an Illinois corporation

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

MULFORD STONE, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

DPK, LLC, a Delaware limited liability company

By: /s/ Peter J. Moerbeek
Name: Peter Moerbeek
Title: Chief Financial Officer

    KEYBANK NATIONAL ASSOCIATION, as the Revolving Agent, Issuing Bank, a Revolving Lender and an Incremental Lender

By: /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

    FIRST MERCHANTS BANK, as an Incremental Lender

By: /s/ Anthony Kaufman
Name: Anthony Kaufman
Title: Vice President

    FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender and Issuing Bank

By: /s/ Michael Kratofil
Name: Michael Kratofil
Title: Director

    JEFFERIES FINANCE LLC, as the Administrative Agent and the Collateral Agent

By: /s/ Paul Chisholm
Name: Paul Chisholm
Title: Managing Director

Annex I
2020 Incremental Revolving Commitment Schedule

2020 Incremental Revolving Facility Lender	2020 Incremental Revolving Commitment
KeyBank, National Association	$15,000,000
First Merchants Bank	$10,000,000

Total	$25,000,000

Annex II

Schedule I

Initial Revolving Commitments

Lender	Initial Revolving Commitment
KeyBank, National Association	$40,000,000
Fifth Third Bank, National Association	$25,000,000
First Merchants Bank	$10,000,000

Total	$75,000,000